Exhibit 1
Joint Filing Agreement
     We, the signatories of the statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: August 20, 2010	KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas),
Limited Partnership,
	Its:	General Partner

By: KKR Millennium Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Associates Millennium (Overseas), Limited Partnership
By: KKR Millennium Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Millennium Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Page 38 of 43 pages.

Dated: August 20, 2010	KKR European Fund, Limited Partnership
By: KKR Associates Europe, Limited Partnership,
Its: General Partner

By: KKR Europe Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Associates Europe, Limited Partnership
By: KKR Europe Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Europe Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR European Fund II, Limited Partnership
By: KKR Associates Europe II, Limited Partnership,
Its: General Partner

By: KKR Europe II Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Page 39 of 43 pages.

Dated: August 20, 2010	KKR Associates Europe II, Limited Partnership
By: KKR Europe II Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Europe II Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	Avago Investment Partners, Limited Partnership
By: Avago Investment G.P., Limited,
Its: General Partner

By: KKR Millennium GP LLC
Its: Member

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for George R. Roberts, Manager

Dated: August 20, 2010	Avago Investment G.P., Limited
By: KKR Millennium GP LLC
Its: Member

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for George R. Roberts, Manager

Page 40 of 43 pages.

Dated: August 20, 2010	KKR Millennium GP LLC
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for George R. Roberts, Manager

Dated: August 20, 2010	KKR Fund Holdings L.P.
By: KKR Fund Holdings GP Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Fund Holdings GP Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Group Holdings L.P.
By: KKR Group Limited,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR Group Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Page 41 of 43 pages.

Dated: August 20, 2010	KKR & Co. L.P.
By: KKR Management LLC,
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

Dated: August 20, 2010	KKR Management LLC
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

Dated: August 20, 2010	KKR Partners (International), Limited Partnership
By: KKR 1996 Overseas, Limited
Its: General Partner

/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR 1996 Overseas, Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for William J. Janetschek, Director

Dated: August 20, 2010	KKR SP Limited
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-fact for Johannes P. Huth, Director

Dated: August 20, 2010	Henry R. Kravis
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-Fact

Page 42 of 43 pages.

Dated: August 20, 2010	George R. Roberts
/s/ Richard J. Kreider
	Name:	Richard J. Kreider
	Title:	Attorney-in-Fact

Page 43 of 43 pages.